UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2003

RAINBOW RENTALS, INC.

(Exact name of Registrant as specified in its charter)

Ohio	0-24333	34-1512520

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3711 Starr Centre Drive
Canfield, Ohio 44406
(Address of principal executive offices) (zip code)

330-533-5363
(Registrant’s telephone number, including area code)

NO CHANGE
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

     Exhibits: No. 99.1:

Press release of Rainbow Rentals, Inc., dated October 29, 2003, announcing the Company’s earnings for the three and nine months ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

A copy of the news release issued by Rainbow Rentals, Inc. on Wednesday, October 29, 2003, describing its results of operations for the quarter and nine months ended September 30, 2003, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINBOW RENTALS, INC. (Registrant)

	By:	/s/ Wayland J. Russell Wayland J. Russell Chairman and Chief Executive Officer

October 29, 2003